EXHIBIT 1

                  AGREEMENT OF JOINT FILING


         Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of May 6, 1994

                      DICKSTEIN & CO., L.P.

                      By:  Alan Cooper, as Vice President
                      of Dickstein Partners Inc., the
                      general partner of Dickstein
                      Partners, L.P., the general partner
                      of Dickstein & Co., L.P.



                      /s/ Alan Cooper

                      Name:  Alan Cooper


                      DICKSTEIN INTERNATIONAL LIMITED

                      By:  Alan Cooper, as Vice President
                      of Dickstein Partners Inc., the
                      agent of Dickstein International
                      Limited



                      /s/ Alan Cooper

                      Name:  Alan Cooper



                      /s/ Mark Dickstein

                      Name:  Mark Dickstein

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                      DICKSTEIN FOCUS FUND L.P.

                      By:  Alan Cooper, as Vice President
                      of Dickstein Partners Inc., the
                      general partner of Dickstein
                      Partners, L.P., the general partner
                      of Dickstein & Focus Fund L.P.



                      /s/ Alan Cooper

                      Name:  Alan Cooper


                      DICKSTEIN PARTNERS, L.P.

                      By:  Alan Cooper, as Vice President
                      of Dickstein Partners Inc., the
                      General Partner of Dickstein
                      Partners, L.P.



                      /s/ Alan Cooper

                      Name:  Alan Cooper


                      DICKSTEIN PARTNERS INC.

                      By:  Alan Cooper, Vice President


                      /s/ Alan Cooper

                      Name:  Alan Cooper


                      /s/ Mark Dickstein

                      Name:  Mark Dickstein

                        - 19 -